                                                                   EXHIBIT 99.1


                                (HERITAGE LOGO)

                                  PRESS RELEASE

                         HERITAGE PROPANE PARTNERS, L.P.
                      REPORTS RECORD SECOND QUARTER RESULTS


TULSA, OKLAHOMA - APRIL 14, 2003 - Heritage Propane Partners, L.P. (NYSE:HPG) today reported record earnings before interest, taxes, depreciation and amortization (EBITDA) of $73.0 million for the second quarter of fiscal 2003 ended February 28, 2003, a 45% increase from the $50.2 million EBITDA for the second quarter of fiscal 2002. Net income for the fiscal 2003 second quarter improved to a record $49.4 million, or $3.01 per limited partner unit, a 64% increase from the $30.1 million, or $1.89 per limited partner unit, recorded for the second quarter of fiscal 2002.

The Partnership also established a new volume record for the three months ended February 28, 2003 with retail gallons sold of 166.6 million gallons, which represents an increase of 32.1 million gallons over the 134.5 million gallons sold during the three months ended February 28, 2002. Total revenues and gross profit for the second quarter of fiscal 2003 also achieved second quarter records for the Partnership.

"During the second quarter of fiscal 2003, the Partnership continued on its record pace for fiscal 2003 by achieving consecutive quarterly records in volumes, revenues, gross profit, and EBITDA," said H. Michael Krimbill, President and CEO. "Our ability to establish these new performance records has been remarkable. Although parts of the country experienced a colder than normal winter during 2003, the average temperatures for the areas in which Heritage operates across the United States has been 3% warmer than normal. We continue to benefit from the cost savings improvements that were instituted last year, internal growth through our marketing programs, and acquisitions that are accretive to the Partnership. With our strong financial results so far in fiscal 2003 and the completion of the V-1 Propane acquisition in January 2003, we are anticipating a very successful year."

EBITDA for the first six months of fiscal 2003 achieved a record level of $93.8 million, representing a $29.9 million, or 47% increase over the EBITDA of $63.9 million reported for the six months ended February 28, 2002. Record net income for the six months ended February 28, 2003 was $50.5 million, or $3.10 per limited partner unit, a $25.1 million increase over the net income of $25.4 million, or $1.57 per limited partner unit, for the first six months of fiscal 2002. For the first six months of fiscal 2003, retail volumes were also at a record level of 243.3 million gallons sold, a 34.1 million gallons increase from the 209.2 million gallons sold during the six months ended February 28, 2002.

EBITDA represents a meaningful non-GAAP financial measure used by investors and lenders to evaluate the Partnership's performance. EBITDA should not be considered as an alternative to income from operations, net income, or other measures of cash flow. A table reconciling EBITDA with appropriate GAAP financial measures is included in the notes to the consolidated financial statements included in this release.

Heritage is the fourth largest retail marketer of propane in the United States, serving more than 650,000 customers from nearly 300 customer service locations in 29 states. Operations extend from coast to coast, with concentrations in the western, upper midwestern, northeastern, and southeastern regions of the United States.

This press release may include certain statements concerning expectations for the future that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond management's control. An extensive list of factors that can affect future results are discussed in the Partnership's Annual Report on Form 10-K and other documents filed from time to time with the Securities and Exchange Commission. The Partnership undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

The Partnership has scheduled a conference call for 10:00am Central Daylight Time, Tuesday, April 15, 2003, to discuss the fiscal 2003 second quarter results. The dial-in number is 800-553-0349; participant code Heritage Propane.

The information contained in this press release is available on the Partnership's website at www.heritagepropane.com. For more information, please contact Michael L. Greenwood, Vice President and Chief Financial Officer, at 918-492-7272.

                HERITAGE PROPANE PARTNERS, L.P. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                  (in thousands, except per unit and unit data)
                                   (unaudited)


                                                       Three Months                         Six Months
                                                    Ended February 28,                  Ended February 28,
                                              ------------------------------      ------------------------------
                                                  2003              2002               2003              2002
                                              ------------      ------------      ------------      ------------
REVENUES:
   Retail fuel                                $    212,704      $    152,429      $    296,754      $    235,629
   Wholesale fuel                                   20,218            14,534            31,565            27,127
   Liquids marketing                                79,587            47,326           140,317            98,146
   Other                                            16,535            15,346            33,891            30,836
                                              ------------      ------------      ------------      ------------
     Total revenues                                329,044           229,635           502,527           391,738
                                              ------------      ------------      ------------      ------------

COSTS AND EXPENSES:
   Cost of products sold                           128,420            97,143           185,440           157,378
   Liquids marketing                                79,235            45,633           139,258            99,778
   Operating expenses                               45,270            34,957            78,695            66,801
   Depreciation and amortization                     9,447             9,606            18,713            18,664
   Selling, general and administrative               4,656             3,158             7,848             6,109
                                              ------------      ------------      ------------      ------------
     Total costs and expenses                      267,028           190,497           429,954           348,730
                                              ------------      ------------      ------------      ------------

OPERATING INCOME                                    62,016            39,138            72,573            43,008

OTHER INCOME (EXPENSE):
   Interest expense                                 (9,317)           (9,503)          (18,613)          (18,719)
   Equity in earnings of affiliates                    970             1,040             1,183             1,169
   Gain on disposal of assets                           88               248               155               715
   Other                                            (2,268)              (94)           (2,546)             (192)
                                              ------------      ------------      ------------      ------------

INCOME BEFORE MINORITY
INTERESTS AND INCOME TAXES                          51,489            30,829            52,752            25,981

   Minority interests                                 (817)             (699)             (940)             (630)
                                              ------------      ------------      ------------      ------------

INCOME BEFORE TAXES                                 50,672            30,130            51,812            25,351

   Income taxes                                      1,285                --             1,285                --
                                              ------------      ------------      ------------      ------------

NET INCOME                                          49,387            30,130            50,527            25,351


GENERAL PARTNER'S INTEREST IN NET INCOME               719               518               948               686
                                              ------------      ------------      ------------      ------------

LIMITED PARTNERS' INTEREST IN NET INCOME      $     48,668      $     29,612      $     49,579      $     24,665
                                              ============      ============      ============      ============

BASIC NET INCOME PER LIMITED PARTNER UNIT     $       3.01      $       1.89      $       3.10      $       1.57
                                              ============      ============      ============      ============

BASIC AVERAGE NUMBER OF UNITS OUTSTANDING       16,165,602        15,689,376        15,990,010        15,666,854
                                              ============      ============      ============      ============

                                                                  Three Months                        Six Months
                                                               Ended February 28,                 Ended February 28,
                                                        ------------------------------      ------------------------------
                                                            2003              2002              2003               2002
                                                        ------------      ------------      ------------      ------------
SUPPLEMENTAL INFORMATION:
Operating income                                        $     62,016      $     39,138      $     72,573      $     43,008
Depreciation and amortization                                  9,447             9,606            18,713            18,664
Non-cash compensation expense                                    675               487             1,356               974
Equity in earnings of investee before depreciation,
amortization, and interest                                     1,188             1,193             1,639             1,471
Less :  Minority interest of MP Energy Partnership              (339)             (183)             (456)             (217)
                                                        ------------      ------------      ------------      ------------
(a) EBITDA                                              $     72,987      $     50,241      $     93,825      $     63,900
                                                        ============      ============      ============      ============

Capital expenditures:
   Maintenance                                          $      3,847      $      3,697      $     11,394      $      8,847
   Growth                                               $     22,578      $     10,010      $     26,286      $     21,996

Retail gallons sold                                          166,622           134,458           243,343           209,248


(a) EBITDA is defined as earnings before interest, taxes, depreciation and amortization (including the EBITDA of investees, but does not include the EBITDA of the minority interest of MP Energy Partnership or any non-cash compensation expense). EBITDA should not be considered as an alternative to net income, cash flow, or any other financial performance measure presented in accordance with generally accepted accounting principles but provides additional information for evaluating the Partnership's operating results or its ability to make quarterly distributions. Management believes that EBITDA is a meaningful non-GAAP financial measure used by investors and lenders to evaluate the Partnership's operating performance, cash generation, and ability to service debt, as certain of the Partnership's debt covenants include EBITDA as a performance measure. The presentation of EBITDA for the periods described herein is calculated in the same manner as presented by the Partnership in the past, and is intended to allow investors to compare performance with prior periods. The Partnership also believes that EBITDA is sometimes useful to compare the operating results of other companies within the propane industry due to the fact that such information is commonly utilized and eliminates the effects of certain financing and accounting decisions. The Partnership's calculation of EBITDA, however, may differ from similarly titled items reported by other companies.


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                HERITAGE PROPANE PARTNERS, L.P. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                        (in thousands, except unit data)
                                   (unaudited)

                                                                                      February 28,      August 31,
                                                                                         2003              2002
                                                                                     ------------      ------------
                                     ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                                         $      8,734      $      4,596
   Marketable securities                                                                    2,550             2,559
   Accounts receivable, net of allowance for doubtful accounts                             93,506            30,898
   Inventories                                                                             29,047            48,187
   Assets from liquids marketing                                                              596             2,301
   Prepaid expenses and other                                                               5,030             6,846
                                                                                     ------------      ------------
     Total current assets                                                                 139,463            95,387

PROPERTY, PLANT AND EQUIPMENT, net                                                        430,913           400,044
INVESTMENT IN AFFILIATES                                                                    9,041             7,858
GOODWILL, net of amortization prior to adoption of SFAS No. 142                           156,682           155,735
INTANGIBLES AND OTHER ASSETS, net                                                          55,233            58,240
                                                                                     ------------      ------------

     Total assets                                                                    $    791,332      $    717,264
                                                                                     ============      ============

                        LIABILITIES AND PARTNERS' CAPITAL

CURRENT LIABILITIES:
   Working capital facility                                                          $     19,300      $     30,200
   Accounts payable                                                                        62,777            40,929
   Accounts payable to related companies                                                    6,162             5,002
   Accrued and other current liabilities                                                   20,354            23,962
   Liabilities from liquids marketing                                                         584             1,818
   Current maturities of long-term debt                                                    22,485            20,158
                                                                                     ------------      ------------
     Total current liabilities                                                            131,662           122,069

LONG-TERM DEBT,  less current maturities                                                  434,769           420,021
MINORITY INTERESTS                                                                          4,169             3,564
                                                                                     ------------      ------------

     Total liabilities                                                                    570,600           545,654
                                                                                     ------------      ------------

COMMITMENTS AND CONTINGENCIES

PARTNERS' CAPITAL:
   Common Unitholders (16,367,803 and 15,815,847 units issued and outstanding at
     February 28, 2003 and August 31, 2002,
     respectively)                                                                        219,446           173,677
   Class C Unitholders (1,000,000 units issued and outstanding at
February 28, 2003 and August 31, 2002)                                                         --                --
   General Partner                                                                          2,041             1,585
   Accumulated other comprehensive loss                                                      (755)           (3,652)
                                                                                     ------------      ------------
     Total partners' capital                                                              220,732           171,610
                                                                                     ------------      ------------

     Total liabilities and partners' capital                                         $    791,332      $    717,264
                                                                                     ============      ============